SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.)

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THE COAST DISTRIBUTION SYSTEM, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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THE COAST DISTRIBUTION SYSTEM, INC.

350 Woodview Avenue

Morgan Hill, California 95037

(408) 782-6686

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held August 25, 2004

NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders of The Coast Distribution System, Inc., a Delaware corporation (the “Company”), will be held at the Executive Offices of the Company, 350 Woodview Avenue, Morgan Hill, California, on Wednesday, August 25, 2004, at 10:00 A.M., Pacific Time, for the following purposes, as more fully described in the accompanying Proxy Statement:

(1)	To elect the following nominees to serve as Class I Directors of the Company for a term of three years or until their successors are elected and have qualified:

Robert S. Throop

Leonard P. Danna

(2)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on July 12, 2004 will be entitled to vote at the Annual Meeting or any adjournment or postponement thereof.

By Order of the Board of Directors

Sandra A. Knell

Secretary

July 23, 2004

YOUR VOTE IS IMPORTANT. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING YOU SHOULD COMPLETE, DATE AND SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

Any stockholder present at the Meeting may withdraw his or her proxy and vote in person on each matter brought before the Meeting. However, stockholders whose shares are held in the name of a broker or other nominee and who desire to vote their shares at the Meeting should bring with them a proxy or letter from that firm confirming their ownership of those shares.

THE COAST DISTRIBUTION SYSTEM, INC.

350 Woodview Avenue

Morgan Hill, California 95037

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To be Held August 25, 2004

INTRODUCTION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of The Coast Distribution System, Inc., a Delaware corporation (the “Company”), for use at its 2004 Annual Meeting of Stockholders to be held on Wednesday, August 25, 2004, at 10:00 A.M., at the executive offices of the Company, 350 Woodview Avenue, Morgan Hill, California 95037. This Proxy Statement and the accompanying proxy card are first being mailed to stockholders on or about July 23, 2004.

YOUR VOTE IS IMPORTANT. PLEASE VOTE AS SOON AS POSSIBLE BY COMPLETING, SIGNING AND DATING THE PROXY CARD ENCLOSED WITH THIS PROXY STATEMENT

AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Some stockholders may have their shares registered in different names or hold shares in different capacities. For example, a stockholder may have some shares registered in his or her name, individually, and others in his or her capacity as a custodian for minor children or as a trustee of a trust. In that event, you will receive multiple copies of this Proxy Statement and multiple Proxies. If you want all of your votes to be counted, please be sure to sign, date and return all of those Proxies.

Who May Vote?

If you were a stockholder on the records of the Company at the close of business on July 12, 2004, you may vote at the 2004 Annual Meeting, either in person or by proxy. On that day, there were 4,603,347 shares of our common stock outstanding and entitled to vote.

How Many Votes Do I Have?

Each share is entitled to one vote; except that if any stockholder in attendance at the Annual Meeting announces an intention to cumulate votes in the election of directors prior to the voting, then all stockholders will be entitled to cumulate votes in that election. In an election of directors held by cumulative voting, each stockholder is entitled to cast a number of votes that is equal to the number of directors to be elected (which at this Annual Meeting will be two), multiplied by the number of shares which the stockholder is entitled to vote at the Meeting, and to cast all of those votes for a single nominee or to distribute them between any two of the nominees in such proportions as the stockholder may choose.

In order to vote, you must either designate a proxy to vote on your behalf or attend the meeting and vote your shares in person. The Board of Directors requests your proxy so that your shares will count toward a quorum and will be voted at the Annual Meeting.

How Will The Board Vote My Proxy?

A properly executed proxy received by us prior to the Meeting, and not revoked, will be voted as directed by you on that proxy. If you provide no specific direction, your shares will be voted FOR the election of the Directors nominated by the Board.

If any other matter is presented at the Annual Meeting upon which a vote may properly be taken, the shares represented by your proxy will be voted in accordance with the judgment of the holders of the proxy. However, if your shares are held in a brokerage account or by a nominee, please read the information below under captions “How May I Vote” and “Voting Shares Held by Brokers, Banks and Other Nominees” regarding how your shares may be voted.

How May I Vote?

Stockholders may complete, sign, date and return their proxy cards in the postage-prepaid return envelope provided with this Proxy Statement. If you sign and return your proxy card without indicating how you want to vote, your proxy will be voted as recommended by the Board of Directors (except for shares held by brokers, banks and other nominees, as described below). If you forget to sign you proxy card your shares cannot be voted. However, if you sign your proxy card, but forget to date it, your shares will still be voted as you have directed. You should, however, date your proxy card, as well as sign it.

In the alternative, you may attend the Annual Meeting and vote in person. However, if your shares are held in a brokerage account or by a nominee holder, you will need to contact the broker or the nominee holder to obtain a proxy that will enable you to vote your shares in person at the Annual Meeting.

Voting Shares Held by Brokers, Banks and Other Nominees

If you hold your shares of Company common stock in a brokerage or nominee account, you are the “beneficial owner” of those shares, holding them in “street name.” In order to vote your shares, you must give voting instructions to your broker or the nominee holder of your shares. We ask brokers and nominee holders to obtain voting instructions from the beneficial owners of shares of our common stock. Proxies that are sent to us by brokers or nominee holders on your behalf will count toward a quorum and will be voted in accordance with the instructions that you have provided to the broker or nominee holder of your shares. If you fail to provide voting instructions, your broker or other nominee will have discretion to vote your shares for the election of the Board’s nominees at the Annual Meeting (unless there is a “counter-solicitation” or your broker has knowledge of a “contest,” as those terms are used in the New York Stock Exchange Rules).

Required Vote

Quorum Requirement.    Our Bylaws require that a quorum—that is, the holders of a majority of all of the shares of our common stock entitled to vote at the Annual Meeting—be present, in person or by proxy, at the Annual Meeting before any business may be transacted at the Meeting (other than adjourning the Meeting to a later date to allow time to obtain additional proxies to satisfy the quorum requirement).

Required Vote.    A plurality of the votes cast is required for the election of Directors. As a result, the two nominees for election to the Board who receive the highest number of votes cast will be elected and any shares voted to “Withhold Authority” will not have any effect on the outcome of the election. Broker non-votes, which relate to shares for which “street” or “nominee” holders do not obtain voting instructions from the beneficial holders and cannot or do not choose to vote the shares on a discretionary basis, are not counted as votes cast and, therefore, also will have no effect on the outcome of the election. However, shares voted to Withhold Authority and broker non-votes are considered present at the meeting for purposes of determining whether a quorum is present.

How Can I Revoke My Proxy?

If you are the record owner of your shares and, after you have returned your proxy, you decide to change your vote, you may do so by taking any one of the following actions:

•	Sending a written notice that you are revoking your proxy addressed to the Secretary of the Company, at 350 Woodview Avenue, Morgan Hill, California 95037 and then voting again by one of the methods described immediately below. To be effective, the notice of revocation must be received by the Company before the Annual Meeting commences.

•	Returning a new proxy by mail at a later date than your prior proxy. To be effective, that later dated proxy must be received by the Company before the Annual Meeting commences.

•	Attending the Meeting and voting in person or by proxy in a manner different that the instructions contained in your earlier proxy.

However, if your shares are held by a broker or other nominee holder, and you want to change the voting instructions you have previously given to the broker or nominee holder, you will need to contact your broker or the nominee holder to ascertain the actions you will need to take to change your previous voting instructions.

PRINCIPAL STOCKHOLDERS

The following table sets forth, as of July 12, 2004, information regarding the ownership of the Company’s outstanding common stock by each person known to the Company to own, beneficially or of record, more than five percent (5%) of those shares and by each director-nominee and each director and executive officer of the Company and all directors and executive officers of the Company as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Thomas R. McGuire 350 Woodview Avenue Morgan Hill, CA 95037	723,079(2)	15.4%

Dimensional Fund Advisors 1299 Ocean Avenue Santa Monica, CA 90401	300,500(3)	6.3%

JB Capital Partners, L.P. Alan W. Weber 23 Berkley Lane, Rye Brook, New York 10573	235,100(4)	5.2%

Lone Star RV Sales, Inc. 14444 North Freeway, Houston, TX 77090	252,900(5)	5.6%

Robert S. Throop	25,000(6)	*

Ben A. Frydman	21,000(6)	*

John W. Casey	19,000(6)	*

Leonard P. Danna	2,000(6)	*

Sandra A. Knell	157,965(7)	3.4%

David A. Berger	93,831(7)	2.0%

Dennis A. Castagnola	72,918(7)	1.6%

All directors and officers as a group (8 persons)	1,114,793(8)	22.4%

*	Less than 1%.

(1)	A person is deemed to be a beneficial owner of those shares with respect to which that person has or shares decision-making authority as to (i) how those shares are to be voted (“voting power”) or (ii) whether and when those shares are to be sold or otherwise disposed of (“dispositive power”). Except as otherwise noted below, the persons named in the table have sole voting and dispositive power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable.

(2)	Includes 77,500 shares subject to outstanding stock options exercisable during the 60-day period ending September 12, 2004.

(3)	In a report filed with the Securities and Exchange Commission, Dimensional Fund Advisors, Inc., an investment advisor registered under Section 201 of the Investment Advisors Act of 1940 (“DFA”), reported that it possesses voting or dispositive power over these shares, which it reported are owned by four investment companies registered under the Investment Company Act of 1940 for which DFA serves as investment advisor and certain commingled group trusts and separate accounts for which DFA serves as investment manager. DFA disclaims beneficial ownership of all such shares.

(4)	In a report filed with the Securities and Exchange Commission, JB Capital Partners, L.P and Alan W. Weber, its general partner, reported that they share voting and dispositive power with respect to 234,100 of these shares and that Mr. Weber is the sole beneficial owner of, with sole voting and dispositive power over, the other 1,000 shares.

(5)	In a report filed with the Securities and Exchange Commission, Lone Star RV Sales, Inc. reported that it possesses sole ownership and dispositive power with respect to these shares and that it disclaims beneficial ownership of 13,000 shares owned by Scott Byrne and 10,000 shares owned by Gordon Byrne.

(6)	Includes shares subject to outstanding stock options that are currently exercisable or will become exercisable on or before September 12, 2004, as follows: Mr. Frydman—20,000 shares; Mr. Throop—20,000 shares; Mr. Casey—12,000 shares; and Mr. Danna—2,000 shares.

(7)	Includes shares subject to stock options that are currently exercisable or will become exercisable on or before September 12, 2004, as follows: Ms. Knell—95,000 shares; Mr. Berger—75,500 shares; and Mr. Castagnola—63,400 shares.

(8)	Includes 365,400 shares that are subject to stock options that are exercisable or will become exercisable on or before September 12, 2004.

ELECTION OF DIRECTORS

(Proposal One)

The authorized number of directors of the Company is five. The Company’s Bylaws provide for a classified Board of Directors comprised of three classes, with one class of directors elected in successive years, each for a term of three years. The incumbent directors in Class I, Robert S. Throop and Leonard P. Danna, hold office until, and will be standing for election at, the 2004 Annual Stockholders’ Meeting. The Class II Director, John W. Casey, holds office until the 2005 Annual Stockholders’ Meeting and the Class III Directors, Thomas R. McGuire and Ben A. Frydman, hold office until the 2006 Annual Stockholders’ Meeting.

Unless authority to vote has been withheld, the persons named as proxy holders in the enclosed proxy intend to vote the shares represented by that proxy at the Annual Meeting for the election of Messrs. Throop and Danna as Class I Directors of the Company to serve for a term of three years or until their successors are elected and qualified. Mr. Throop was elected as a Class I director of the Company at its Annual Meeting held in 2001 for a term of three years. Mr. Danna was elected to the Board of Directors in November 2003 by vote of the incumbent directors. Messrs. Throop and Danna have consented to serve as Directors of the Company if they are elected at the Annual Meeting. If before the election either Mr. Throop or Mr. Danna should become unavailable, for any reason, to serve as a director of the Company, then the votes represented by the enclosed proxy will be voted for the election of such substitute nominee as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that either Mr. Throop or Mr. Danna will become unavailable to serve.

Vote Required and Recommended by the Board of Directors

Under Delaware law, the two nominees for election as Class I Directors receiving the highest number of votes at the Annual Meeting will be elected. As a result, proxies voted to “Withhold Authority,” which will be counted, and broker non-votes, which will not be counted, will have no practical effect on the outcome of the election.

If any record stockholder gives notice at the Annual Meeting of his or her intention to cumulate votes in the election of Directors, the proxy holders shall have the discretion to allocate and cast the votes represented by the proxies they hold between the two nominees named below in such proportions as they deem appropriate.

The names and certain information, as of July 12, 2004, concerning the nominees for election as Class I Directors and the continuing Directors are set forth below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF MESSRS. THROOP AND DANA AS CLASS I DIRECTORS OF THE COMPANY.

Nominees and Directors

Name and Age	Position with the Company
Class I Directors and Nominees
Robert S. Throop, 66	Director
Leonard P. Danna, 51	Director and Chairman of the Audit Committee

Class II Director
John W. Casey, 62	Director

Class III Directors
Thomas R. McGuire, 60	Chairman and Chief Executive Officer and Director
Ben A. Frydman, 57	Director and Assistant Secretary

Robert S. Throop has served as a director of the Company since 1995. Until his retirement in late 1996, and for more than the prior five years, Mr. Throop was the Chairman and Chief Executive Officer of Anthem Electronics, Inc. (“Anthem”), which is a national distributor of semiconductor and computer products. Mr. Throop is also a director of the Manitowoc Company, a publicly traded company that is a leading manufacturer of industrial cranes, and Azerity, which is a privately owned business.

Leonard P. Danna has served as a director of the Company and Chairman of the Audit Committee of the Board of Directors since November 2003. Mr. Danna is, and since April 1999 has been, an audit partner with the accounting firm of Vavrinek, Trine Day & Co., LLP. From August 1985 to April 1999 Mr. Danna was an audit partner with Grant Thornton LLP.

John W. Casey has served as a director of the Company since August 1998. From 1980 and until his retirement in 1994, Mr. Casey was President and Chief Executive Officer of Shurflo Pump Mfg. Company (“Shurflo”), which is engaged in the manufacture and sale of pumps used in pumping and circulating water or other liquids in a variety of products and equipment, including recreational vehicles and soft drink dispensing machines. Mr. Casey also serves as a director of the Deschutes Basin Land Trust.

Thomas R. McGuire is a founder of the Company and has been Chairman of the Board and Chief Executive Officer of the Company since its inception in 1977.

Ben A. Frydman has served as a director of the Company since 1988. Mr. Frydman is, and for more than five years has been, engaged in the private practice of law, as a member and shareholder of Stradling Yocca Carlson & Rauth, a Professional Corporation, which provided legal services to the Company in 2003. Mr. Frydman also is a director of Collectors Universe, Inc., a publicly traded company which is engaged in the business of providing grading and authentication and other value added services to collectors and dealers of rare coins, sportscards, vintage stamps and autographs.

There are no family relationships among any of the Company’s officers or directors.

THE BOARD OF DIRECTORS

The Role of the Board of Directors

In accordance with Delaware law and our Bylaws, the Board of Directors oversees the management of the business and affairs of the Company. The members of the Board keep informed about our business through discussions with senior management and other officers and managers of the Company and its subsidiaries, by reviewing analyses and reports sent to them by management and outside consultants, and by participating in Board and in Board committee meetings.

During 2003, the Board of Directors of the Company held a total of 5 meeting and all of the directors attended at least 75 percent of the total of those meetings and the meetings of the Board committees on which they served during the respective periods they served as directors of the Company during 2003.

Our Board members are encouraged to prepare for and attend all meetings of our stockholders and all meetings of the Board and the Board committees of which they are members. The four directors who were directors at the time the 2003 Annual Meeting of Stockholders was held attended that Meeting.

Number of Directors

The Board currently consists of five members. Our Bylaws provide that the Board of Directors is authorized to change the authorized number of directors from time to time, as it deems to be appropriate.

Term of Office of Directors

The Company’s Bylaws provide for a classified Board of Directors made up of three classes of approximately equal size, with one class of directors elected in successive years, each for a term of three years. The Board of Directors believes that a classified Board of Directors enhances the continuity of management of the Company, by insuring that at all times at least two-thirds of the directors will have prior experience on the Board. If a vacancy occurs in any Board position between Annual Meetings, the Board may fill the vacancy by electing a new director to that position. The Board of Directors may also create a new director position, assigning that position to one of the three classes of directors, and electing a new director to hold that position for a term ending at the Annual Meeting at which that class of directors will next stand for election. As a general rule, subject to the requirement that the classes of directors be comprised of an approximately equal number of directors, the Board will assign any such newly elected director to the class of directors that will stand for election at the first Annual Meeting that is scheduled to take place thereafter in order to give stockholders the opportunity, at the earliest practicable date, to vote on the election of that director.

Director Independence

The Board has determined, after careful review, that each member of the Board is independent under the definition of independence set forth in rules of the American Stock Exchange that are applicable to companies with shares listed on that Exchange (the “AMEX listed company rules”), with the exception of Mr. Mr. Guire, our Chief Executive Officer. In reaching this conclusion, the Board considered all relevant facts and circumstances with respect to any direct or indirect relationships between the Company and each of the non-management directors. The Board determined that any relationships that now exist, or may have existed in the past, between the Company and any of the non-management directors have no material effect on their independence.

In accordance with the Board’s independence evaluation, four out of five of the current members of the Board are independent directors. In addition, all of the members of the standing committees of the Board are independent directors.

Communications with the Board

Stockholders and other parties interested in communicating with the non-management directors as a group may do so by writing to the Corporate Secretary, The Coast Distribution System, Inc., 350 Woodview Avenue, Morgan Hill, California 95037. The Corporate Secretary will review and forward to the appropriate member or members of the Board copies of all such correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or its committees or that she otherwise determines requires their attention. Concerns relating to accounting, internal controls or auditing matters will be brought promptly to the attention of the Chairman of the Audit Committee and will be handled in accordance with procedures established by the Board’s Audit Committee.

Corporate Governance Policies

Our Board of Directors believes that sound governance practices and policies provide an important framework to assist them in fulfilling their duty to the Company’s stockholders. In May 2004, our Board adopted the following governance policies, which include a number of policies and practices under which our Board has operated for some time, together with concepts suggested by various authorities in corporate governance and the new requirements under the AMEX listed company rules and the Sarbanes-Oxley Act of 2002. Some of the principal subjects covered by those policies include:

•	Director Qualifications, which include measuring each candidate’s independence, experience, knowledge, skills, expertise, integrity, ability to make independent analytical inquiries; his or her understanding of our business and the business environment in which we operate; and the candidate’s ability and willingness to devote adequate time and effort to Board responsibilities, taking into account the candidate’s employment and other board commitments.

•	Responsibilities of Directors, including acting in the best interests of all stockholders; maintaining independence; developing and maintaining a sound understanding of our business and the industry in which we operate; preparing for and attending Board and Board committee meetings; and providing active, objective and constructive participation at those meetings.

•	Director access to management and, as necessary and appropriate, independent advisors, including encouraging presentations to the Board from the officers responsible for functional areas of our business.

•	Maintaining adequate funding to retain independent advisors for the Board, and also for its standing committees as the members of those committees deem to be necessary or appropriate.

•	Director orientation and continuing education, including programs to familiarize new directors with our business, strategic plans, significant financial, accounting and risk management issues, compliance programs, conflicts policies, code of business conduct and corporate governance guidelines. In addition, each director is expected to participate in continuing education programs relating to developments in the Company’s business and in corporate governance.

•	Annual performance evaluation of the Board, including an annual self-assessment of the Board’s performance as well as the performance of each Board committee.

•	Regularly scheduled executive sessions, without management, will be held by the Board. In addition, the Audit Committee meets separately with the Company’s outside auditors.

Code of Business Conduct

We have adopted a Code of Business Conduct for our officers, employees and directors, as well as specific ethical conduct policies and principles that apply to our Chief Executive Officer, Chief Financial Officer and other key accounting and financial personnel. Copies of our Code of Business Conduct will be available at the Investor Relations section of our website at www.coastdistribution.com. We intend to disclose, at this location on our website, any amendments to that Code and any waivers of the requirements of that Code that may be granted to our Chief Executive Officer or Chief Financial Officer.

Other Governance Matters

In addition to the governance policies discussed above, our Chief Executive Officer and Chief Financial Officer have provided the certifications of our SEC filings required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 each quarter since the certification rules were adopted. We also have adopted new charters for our Board committees that comply with applicable AMEX listed company rules.

You can access our Board committee charters, and other corporate governance materials, news releases and SEC filings, by visiting the Investor Relations section of our website at www.coastdistribution.com.

Committees of the Board of Directors

The Board has two standing committees: an Audit Committee and a Compensation Committee. Information regarding the members of each of those Committees and their responsibilities and the number of meetings held by those Committees in 2003 is set forth below. The Board of Directors, as a whole, functions as a Board Nominating Committee.

Audit Committee.    The members of the Audit Committee are Leonard P. Danna, its Chairman, Robert S. Throop and John W. Casey. All of the members of the Audit Committee are independent within the meaning of the AMEX listed company rules and the enhanced independence requirements for audit committee members contained in Rule 10A-3 under the Securities Exchange Act of 1934, as amended. Our Board of Directors has determined that each of Messrs. Danna and Throop meets the definition of “audit committee financial expert”

adopted by the Securities and Exchange Commission (the “SEC”). The Audit Committee has a written charter that specifies its responsibilities, which include oversight of the financial reporting process and system of internal accounting controls of the Company, and appointment and oversight of the independent public accountants engaged to audit the Company’s financial statements. Our Board of Directors, upon the recommendation of the Audit Committee, approved that charter which amends and restates a previously adopted charter to incorporate new audit committee requirements established by the SEC and AMEX. A copy of that Audit Committee Charter is attached as Exhibit A to this Proxy Statement. The Audit Committee held 5 meetings during fiscal 2003. To ensure independence, the Audit Committee also meets separately with our outside auditors and members of management, respectively.

Compensation Committee.    The Compensation Committee is comprised of the following two directors, each of whom is independent (as defined in the AMEX listed company rules): John W. Casey, who serves as the Committee’s Chairman, and Robert S. Throop. The Compensation Committee reviews and approves the salaries and establishes incentive compensation and other benefit plans for our executive officers. Our Board of Directors has adopted a charter setting forth the role and responsibilities of the Compensation Committee. A copy of that charter, which complies with applicable AMEX listed company rules, will be accessible at the Investor Relations section of our website at www.coastdistribution.com. The Compensation Committee held 2 meetings during 2003.

Nominating Committee.    The Board of Directors has decided that the full Board should perform the functions of a nominating committee for the Company. It made that decision because the Board believes that selecting new Board nominees is one of the most important responsibilities the Board members have to our stockholders and, for that reason, all of the members of the Board should have the right and responsibility to participate in the selection process. In its role as nominating committee, the Board identifies and screens new candidates for Board membership. Each of the Board members, other than Mr. McGuire, is an “independent director” within the meaning of the AMEX listed company rules that are applicable to membership on a Board Nominating Committee and the Board has decided that actions of the Board, in its role as nominating committee, can be taken only with the affirmative vote of a majority of the independent directors on the Board. Our Board of Directors has adopted a charter setting forth the responsibilities of the Board when acting as a nominating committee. A copy of that charter, which complies with applicable AMEX listed company rules, will be accessible at the Investor Relations section of our website at www.coastdistribution.com. The Board met one time during 2003 in its role as nominating committee.

The Director Nominating Process.    In identifying new candidates for membership on the Board, the Directors will seek recommendations from existing Board members and executive officers. In addition, the Board intends to consider any candidates that may be recommended by any of the Company’s stockholders who make those recommendations in accordance with the procedures described below. The Board also has the authority to engage an executive search firm and other advisors as it deems appropriate to assist it identifying qualified Board candidates.

In assessing and selecting new candidates for Board membership, the Board of Directors will consider such factors, among others, as the candidate’s independence, experience, knowledge, skills and expertise, as demonstrated by past employment and board experience and the candidate’s reputation for integrity. When selecting a nominee from among candidates considered by the Board, it will conduct background inquiries of and interviews with the candidates the Board members believe are best qualified to serve as directors. The Board members will consider a number of factors in making their selection of a nominee from among those candidates, including, among others, whether the candidate has the ability, willingness and enthusiasm to devote the time and effort required of members of the Board; the candidate’s independence, including whether the candidate has any conflicts of interest or commitments that would interfere with the candidate’s ability to fulfill the responsibilities of directors of the Company, including membership on Board committees; whether the candidate’s skills and experience would add to the overall competencies of the Board; and whether the candidate has any special background or experience relevant to the Company’s business.

Stockholder Recommendation of Board Candidates.    Any stockholder desiring to submit a recommendation for consideration by the Board of a candidate that the stockholder believes is qualified to be a Board nominee at any upcoming stockholders meeting may do so by submitting that recommendation in writing to the Board not later 120 days prior to the first anniversary of the date on which the proxy materials for the prior year’s annual meeting were first sent to stockholders. However, if the date of the upcoming annual meeting has been changed by more than 30 days from the anniversary date of the prior year’s annual meeting, the recommendation must be received within a reasonable time before the Company begins to print and mail its proxy materials for the upcoming annual meeting. In addition, the recommendation should be accompanied by the following information: (i) the name and address of the nominating stockholder and the person that the nominating stockholder is recommending for consideration as a candidate for Board membership; (ii) the number of shares of voting stock of the Company that are owned by the nominating stockholder, his or her recommended candidate and any other stockholders known by the nominating stockholder to be supporting the nomination of that candidate; (iii) a description of any arrangements or understandings that relate to the election of directors of the Company, between the nominating stockholder, or any person that (directly or indirectly through one or more intermediaries) controls, or is controlled by, or is under common control with, such stockholder, on the one hand, and any other person or persons (naming such other person or persons), on the other hand; (iv) such other information regarding each recommended candidate as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and (v) the written consent of each such recommended candidate to be named as a nominee and, if nominated and elected, to serve as a director.

Directors’ Compensation

Directors who also are Company employees receive no compensation for serving as directors. Non-employee directors are paid $1,500 for each Board of Directors’ meeting attended and are reimbursed for the out-of-pocket expenses incurred in attending those meetings. Each non-management director also receives a retainer of $6,000 per year, which is intended to compensate the directors for the time they spend in preparing for Board and committee meetings and for attending meetings of the Board committees on which they serve. Each non-employee director is granted, on the date of each annual stockholders’ meeting, an option to purchase 2,000 shares of the Company’s common stock at an exercise price that is equal to the fair market value of the shares on the date of grant. Upon joining the Board, each new non-employee director receives an option to purchase 2,000 shares, which becomes exercisable in full one year after the date of grant.

Section 16(a) Beneficial Ownership Reporting Compliance

Based upon information made available to the Company, the Company believes that all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 applicable to its directors and officers and any holders of more than 10% of its shares were satisfied with respect to the Company’s fiscal year ended December 31, 2003.

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth compensation received in each of the years in the three year period ended December 31, 2003, by the Company’s Chief Executive Officer, and the other executive officers whose aggregate cash compensation for services rendered to the Company in all capacities in 2003 exceeded $100,000 (collectively, the “Named Officers”):

Summary Compensation Table

	Annual Compensation			Stock Options
Name and Principal Position	Year	Salary(1)	Bonus ($)(2)	Shares
Thomas R. McGuire	2003	$224,249	$61,000	0
Chairman and Chief Executive Officer	2002	224,249	26,400	0
	2001	252,902	-0-	50,000

Sandra A. Knell	2003	$148,750	$42,000	0
Executive Vice President and	2002	148,750	13,200	0
Chief Financial	2001	167,766	-0-	17,500

David A. Berger	2003	$110,500	31,000	0
Executive Vice President—Marketing	2002	110,500	13,200	0
	2001	124,625	-0-	13,000

Dennis A. Castagnola	2003	119,925	$31,000	0
Executive Vice President—Sales	2002	110,500	13,200	0
	2001	124,625	-0-	13,000

(1)	As part of a Company-wide cost cutting program, the Chief Executive Officer and other Named Officers agreed to salary reductions in fiscal 2001. The salaries in 2001 reflect a partial year, and the salaries in 2002 and 2003 each reflect a full year, of those reductions.

(2)	Bonuses in 2003 and 2002 were awarded under annual management bonus programs approved by the Compensation Committee of the Board of Directors. Similar bonus plans were established in prior years. See “Report of the Compensation Committee” below in this Proxy Statement for additional information regarding these annual management bonus programs.

Option Grants

No options were granted to any of the Named Officers during the fiscal year ended December 31, 2003.

Option Exercises in 2003 and Year-End 2003 Stock Option Data

Mr. McGuire was the only Named Officer to exercise options to purchase shares of common stock during fiscal 2003. The following table provides information concerning his exercise of stock options and the fiscal year-end values of the unexercised “in-the-money options” options that the Named Officers held at December 31, 2003:

Name	Shares Acquired On Exercise	Value Received	Number of Shares Underlying Unexercised Options at Year-End		Value of Unexercised In-the-Money Options at Year-End
			Exercisable	Unexercisable(1)	Exercisable(2)s	Unexercisable(1)
Thomas R. McGuire	10,000	$47,050	107,500	$—	$321,150	$—
Sandra A. Knell	—	$—	127,500	$—	$362,050	$—
David A. Berger	—	$—	75,500	$—	$211,605	$—
Dennis A. Castagnola	—	$—	68,000	$—	$201,255	$—

(1)	All of the unexercised “in the money” options held by the Named Officers were fully exercisable at December 31, 2003.

(2)	The value, as of December 31, 2003, of the exercisable “in the money” options held by the Named Officers was determined on the basis of the closing price of the Company’s common stock on the American Stock Exchange on December 31, 2003, which was $5.51 per share, less the applicable exercise price per share of the options, multiplied by the number of shares underlying such options.

Granted and Available Options under Option Plans.

The following table provides information relating to our equity compensation plans as of December 31, 2003:

	Number of Securities to be Issued upon Exercise of Outstanding Options		Weighted-Average Exercise Price of Outstanding Options		Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity compensation plans approved by stockholders:

Stock option plans	555,000		$2.77		148,500
Employee stock purchase plan(1)	N/A	(1)	—	(1)	219,034

Equity compensation plans not approved by stockholders	—		—		—

	555,000		$2.77		367,534

(1)	This plan is available to all full time employees and participation is voluntary. Employees desiring to participate must elect to do so at the beginning of an annual “purchase” period at which time they must authorize payment for the shares they will purchase by payroll deduction to be made ratably over the purchase period. The price of the shares is determined at the end of the purchase period, at which time the employees have the option of having their withholdings applied to purchase shares under the plan or withdrawing from the plan and receiving a return of their accumulated payroll deductions. The shares are sold under the plan at a price that is 85% of the lower of the market price of the Company’s shares at the beginning of the purchase period, or at the end of the purchase period.

COMPENSATION COMMITTEE INTERLOCKS

In fiscal 2003, the members of the Compensation Committee were John W. Casey and Robert S. Throop, each of whom is a non-employee director of the Company. No executive officer of the Company served on the board of directors or compensation committee of any corporation or other entity which has one or more executive officers serving as members of the Company’s Board of Directors or of its Compensation Committee.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee is a standing committee of the Board of Directors of the Company. The Compensation Committee is responsible for adopting and evaluating the effectiveness of management compensation policies and programs for the Company and for making determinations regarding the compensation of the Company’s executive officers.

The following report is submitted by the members of the Compensation Committee with respect to the executive compensation policies established by the Compensation Committee and compensation paid or awarded to the Company’s Chief Executive Officer and the other Named Officers for fiscal year 2003.

Compensation Policies and Objectives

In adopting compensation programs for the Named Officers and other management employees, the Compensation Committee is guided by three basic principles:

•	The Company must offer competitive salaries and benefits to be able to attract and retain highly-qualified and experienced executives and other key management personnel.

•	Annual cash compensation in excess of base salaries should be tied primarily to the Company’s performance or a combination of the Company’s performance and the achievement by the Named Officer of specific goals established for him or her.

•	The financial interests of the Company’s senior executives should be aligned with the financial interests of the stockholders, primarily through stock option grants, and other forms of equity-based compensation, under equity incentive programs that reward executives for improvements in the market performance of the Company’s common stock. It is the Compensation Committee’s policy, as well, to submit all such programs for approval by the stockholders and to place limits on the number of shares for which options or stock purchase rights may be granted under those programs.

Salaries and Employee Benefits Programs

In order to retain executives and other key employees, and to be able to attract additional well-qualified executives when the need arises, the Company strives to offer salaries and health care and other employee benefit programs to its executives and other key management employees which are comparable to those offered by competing businesses. In establishing salaries for executive officers, the Compensation Committee reviews (i) the historical performance of the executives; and (ii) available information regarding prevailing salaries and compensation programs offered by competing businesses. Another factor which is considered in establishing salaries of executive officers are the costs of living in Northern California where the Company is headquartered, as such costs generally are higher than in other parts of the country.

In order to retain qualified management personnel, the Company also has followed the practice of seeking to promote executives from within the Company whenever that is practicable. The Compensation Committee believes that this policy enhances employee morale and provides continuity of management. Generally, modest salary increases are made in conjunction with such promotions.

In the second half of 2001, Mr. McGuire, Ms. Knell and Messrs. Berger and Castagnola agreed to reduce their respective annual salaries by 15% as part of a Company-wide cost reduction program. Those reductions remained in effect throughout 2002 and 2003. Salary figures shown in the Summary Compensation Table above reflect those reductions only for the portion of fiscal 2001 for which those reductions were in effect, but give effect to a full year of those reductions in each of fiscal 2002 and 2003.

Performance-Based Compensation

The Compensation Committee believes that, as a general rule, annual compensation in excess of base salaries should be made dependent primarily on the Company’s performance. Accordingly, at the beginning of each fiscal year, the Compensation Committee establishes a bonus compensation program for the Named Officers and other key management personnel. The program establishes a net earnings goal for the Company for the fiscal year and provides that if the goal is achieved, a bonus pool will be established from which bonuses will be paid to participants in the program, including the Named Officers. The amount of the bonus pool depends on the extent to which the net earnings goal is exceeded.

The earnings goal for each year’s annual bonus program is established on the basis of the annual operating plan for that year that is initially developed by management and then is submitted to the Board of Directors for its review, possible modification and approval. The annual operating plan, which is designed to maximize the Company’s profitability within the constraints of prevailing economic and competitive conditions, some of which are outside the control of the Company, is developed on the basis of (i) the Company’s performance in the prior year; (ii) estimates of sales revenue for the plan year based upon recent market conditions and trends and other factors which, based on historical experience, are expected to affect the level of sales that can reasonably be expected to be achieved; (iii) historical operating costs and cost savings that management believes can be realized; and (iv) competitive conditions faced by the Company. By taking all of these factors into account, the earnings goal in the annual operating plan, which also is the basis on which bonus awards are determined under the annual management bonus program, is fixed at what is believed to be a realistic level so as to make the incentives under the bonus program meaningful to executives and to avoid penalizing program participants for conditions outside of their control.

In certain instances, bonuses under an annual bonus program are awarded not only on the basis of the Company’s overall profitability, but also on the achievement by an executive of specific objectives within his or her area of responsibility. For example, a bonus may be awarded for an executive’s efforts in achieving greater than anticipated cost savings, or establishing new or expanding existing markets for the Company’s products. Typically, the maximum bonus that may be awarded for achievement of specific objectives is determined early in the year to provide the requisite incentive for such performance.

Finally, the Compensation Committee reserves the authority to grant discretionary bonuses, on a selective basis, when the Committee members believe that conditions justify the award of such bonuses. During the past three years, no discretionary bonuses were awarded to any of the Named Officers.

As a result of these performance-based bonus programs, executive compensation generally increases in those years in which the Company’s profitability increases. On the other hand, in years in which the Company experiences less than anticipated profit growth, such bonuses and, therefore, also total executive compensation tend to be lower. During fiscal 2003 the Company not only exceeded the performance goal established in the 2003 management bonus plan, but also more than doubled earnings as compared to 2002. As a result, in accordance with the 2003 bonus compensation program, the Named Officers were awarded bonuses in the amounts disclosed in the Summary Compensation Table set forth above in this Proxy Statement.

Stock Options and Equity-Based Programs

In order to align the financial interests of senior executives and other key employees with those of the stockholders, the Company grants stock options to its senior executives and other key employees on a periodic basis and makes contributions to an employee stock purchase plan under which officers and employees may elect to have a portion of their salaries withheld and used, together with the Company’s contributions, to purchase shares of Company common stock. Stock option grants, in particular, reward senior executives and other key employees for performance that results in increases in the market price of the Company’s common stock, which directly benefits all stockholders. Moreover, generally options are granted on terms which provide that the options become exercisable in cumulative annual installments, generally over a three-to-five-year period. The Compensation Committee believes that these features of the option grants not only provide an incentive for senior executives to remain in the employ of the Company, but also makes the Company’s earnings performance and longer term growth in share prices important for the executives who receive stock option grants.

Respectfully Submitted,

John W. Casey

Robert S. Throop

REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2003 (the “financial statements”).

Management is responsible for the preparation, presentation and integrity of the financial statements, the Company’s internal controls and financial reporting process and the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company’s independent auditors, Grant Thornton, LLP (“Grant Thornton”), are responsible for auditing the financial statements and for expressing an opinion as to whether the financial statements present fairly the consolidated financial position, results of operations, and cash flows of the Company in conformity with generally accepted accounting principles in the United States. The Audit Committee has reviewed and discussed the financial statements with management and Grant Thornton. In addition, the Audit Committee has discussed the matters required pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees) with Grant Thornton, has received written disclosures and the letter from Grant Thornton required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed those independence disclosures and that letter with Grant Thornton, which did not perform any non-audit services for the Company in 2003.

The Audit Committee’s duty is one of oversight as set forth in its Charter. It is not the duty of the Audit Committee to prepare the Company’s financial statements, to plan or conduct audits, or to determine whether the financial statements are complete and accurate and are in accordance with generally accepted accounting principles. With the exception of Mr. Danna, the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and none of the Audit Committee members, including Mr. Danna is, and none of them represents himself to be, performing the functions of auditors or accountants for the Company. Accordingly, the members of the Audit Committee may rely, and have relied, without independent verification, on the information provided to them and on the representations made by management and Grant Thornton. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent.”

Based solely on the Audit Committee’s review of the matters noted above and its discussions with the Company’s auditors and the Company’s management, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for the fiscal year ended December 31, 2003 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

Respectfully Submitted,

Leonard P. Danna

Robert S. Throop

John W. Casey

Notwithstanding anything to the contrary set forth in the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Compensation Committee and Audit Committee Reports, and the Company performance graph that follows, shall not be incorporated by reference into any such filings.

COMPANY PERFORMANCE

The following graph presents a five-year comparison of cumulative total returns for (i) the Company, (ii) an index comprised of companies within the recreational products markets that were selected by the Company (the “Peer Group”), and (iii) the American Stock Exchange composite index (the “AMEX Composite”). The Peer Group consists of Brunswick Corporation, Coachmen Industries Inc., Fleetwood Enterprises, Inc., and Winnebago Industries, Inc., which are manufacturers of recreational vehicles and boats, and West Marine Inc. which sells boating parts, supplies and accessories both at wholesale and at retail. The data for the graph was obtained from Media General Financial Services.

COMPARISON OF CUMULATIVE TOTAL RETURN

(Company, Peer Group and AMEX Composite,)

	1998	1999	2000	2001	2002	2003
The Coast Distribution System Inc.	100.00	90.91	22.73	18.91	66.91	207.01
Peer Group	100.00	83.57	60.16	89.93	86.51	141.08
AMEX Composite Index	100.00	124.67	123.14	117.47	112.78	153.50

The Stock Performance Graph assumes that $100 was invested, at the end of fiscal 1998, in the Company’s shares and in the shares of the companies in the Peer Group Index and in the Amex Composite Index and that any dividends issued for the indicated periods were reinvested. Stockholder returns shown in the Performance Graph are not necessarily indicative of future stock performance.

INDEPENDENT ACCOUNTANTS

Grant Thornton, LLP (“Grant Thornton”) audited the Company’s consolidated financial statements for the fiscal year ended December 31, 2003. A representative of Grant Thornton will attend the Annual Meeting, will have an opportunity to make a statement and will be available to respond to appropriate questions.

Grant Thornton has been retained to conduct reviews of the Company’s quarterly financial statements for the first three quarters of 2004 and has been selected to audit the Company’s consolidated financial statements for the year ending December 31, 2004.

The Audit Committee’s Amended and Restated Charter, a copy of which is attached as Exhibit A to this Proxy Statement, provides that the Audit Committee must pre-approve services to be performed by the Company’s independent public accountants. Additionally, the Audit Committee will consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved.

Audit Services

Audit Services.    The audit services performed by Grant Thornton for the Company in 2003 consisted of:

•	The audit of the Company’s consolidated financial statements for fiscal 2003, which were included in the Company’s Annual Report on Form 10-K that was filed with the SEC for that year; and

•	Reviews of the Company’s Quarterly Reports on Form 10-Q filed with the SEC during the year ended December 31, 2003.

Other Services.    Grant Thornton did not provide any audit related services, tax services or any other services for the Company in 2003 or in 2002, when it performed only audit services that were comparable to those it provided to the Company in 2002.

Fees Paid to Grant Thornton LLP

Grant Thornton’s aggregate fees for the audit services which it performed, as described above, in 2003 totaled $144,000. Grant Thornton’s aggregate fees for the audit services it performed for the Company in fiscal 2002 totaled $135,000.

SOLICITATION

We will pay the costs of soliciting proxies from our stockholders, and plan on soliciting proxies by mail. In order to ensure adequate representation at the Annual Meeting, Company directors, officers and employees (who will not receive any additional compensation therefor) may communicate with stockholders, brokerage houses and others by telephone, email, telegraph or in person, to request that proxies be furnished. We will reimburse brokerage houses, banks, custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the Company’s shares.

SHAREHOLDER PROPOSALS

Under Securities Exchange Act Rule 14a-8, any stockholder desiring to submit a proposal for inclusion in our proxy materials for our 2005 Annual Meeting of Stockholders must provide the Company with a written copy of that proposal by no later than 120 days before the first anniversary of the release of Company’s proxy materials for the 2004 Annual Meeting. However, if the date of our Annual Meeting in 2005 changes by more than 30 days from the date on which our 2004 Annual Meeting is held, then the deadline will be a reasonable time before we begin to print and mail our proxy materials for our 2005 Annual Meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are governed by the Securities Exchange Act of 1934, and the rules of the SEC thereunder and other laws and regulations to which interested stockholders should refer.

OTHER MATTERS

We are not aware of any other matters to come before the Annual Meeting. If any other matter not mentioned in this Proxy Statement is properly submitted to a vote of stockholders at the Meeting, the proxy holders named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

ANNUAL REPORT

The 2003 Annual Report to Stockholders of the Company is being sent with this Proxy Statement to each stockholder of record as of July 12, 2004. The Annual Report is not to be regarded as proxy solicitation material.

By Order of the Board of Directors

Sandra A. Knell

Secretary

July 23, 2004

COPIES OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, AS AMENDED TO DATE, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 AND AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE PROVIDED (WITHOUT EXHIBITS) TO STOCKHOLDERS, AT NO CHARGE, UPON WRITTEN REQUEST TO THE SECRETARY, THE COAST DISTRIBUTION SYSTEM, INC., 350 WOODVIEW AVENUE, MORGAN HILL, CALIFORNIA 95037.

Exhibit A

THE COAST DISTRIBUTION SYSTEM, INC.

AMENDED AND RESTATED CHARTER

OF THE AUDIT COMMITTEE

OF

THE BOARD OF DIRECTORS

Adopted May 25, 2004

I.    ROLE OF THE AUDIT COMMITTEE

A.    The Audit Committee’s Role.

The role of the Audit Committee (the “Committee”) of The Coast Distribution System, Inc. (the “Company”) shall be to assist the Board of Directors (the “Board”) in fulfilling its oversight responsibility with respect to the Company’s:

•	internal financial and accounting systems;

•	financial reporting, and accounting practices and policies; and

•	internal and external audit functions.

B.    Certain Guiding Principles.

In performing this role, the Committee shall be guided by the following principles:

•	The Company’s independent public accountants (the “Outside Auditors”) are ultimately accountable to the Audit Committee and Board of Directors and not to management of the Company.

•	Free and open communications should be encouraged and promoted among the members of the Board, the Company’s independent accountants and the Company’s management.

•	To best carry out its responsibilities, the Committee’s policies and procedures shall remain flexible in order to address changing conditions.

II.    COMMITTEE COMPOSITION AND MEMBER INDEPENDENCE

A.    Committee Membership.

1.    Committee Composition.    The Committee shall be comprised solely of members of the Board of Directors who are independent directors (as defined in Section B below);

2.    Number of Members.    The Committee shall have not less than three (3) members who shall be appointed annually by the Board.

3.    Committee Chair.    The Board shall appoint one member of the Committee annually to serve as Committee Chair.

4.    Power to Remove Members.    The Board, in its discretion, by vote of a majority of its independent directors, may at any time remove any member of the Audit Committee.

B.    Committee Member Independence and Qualifications.

1.    Independence and Qualifications of Committee Members.    All members of the Audit Committee shall:

•	be independent directors within the meaning of the rules of the American Stock Exchange (the “AMEX”) that are applicable to company’s with equity securities listed on that Exchange (the “AMEX Listed Company Rules”);

•	satisfy the enhanced independence requirements for audit committee members under the Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”);

•	have sufficient financial experience and ability to discharge their responsibilities, as outlined in this Charter and as required by applicable law and applicable AMEX Listed Company Rules, including the ability to read and understand fundamental financial statements, comprised at least of a company’s balance sheet and related statements of income, cash flows and equity;

•	possess an understanding of the Company’s business and the products and services it offers to its customers, as well as knowledge of the material risks to which its business is subject; and

•	possess an appreciation and recognition of the Audit Committee’s role in corporate governance, including the integrity, dedication of time and energy, and the exercise of independent judgment, that are required of members of the Committee.

2.    “Financial Expert.”    At least one member of the Committee shall be a financial expert as defined in AMEX Listed Company Rules and the applicable rules of the Securities and Exchange Commission (the “SEC”).

III.    MEETINGS OF THE COMMITTEE

The Committee shall meet at least once each quarter, and hold separate sessions with the Company’s senior management, the Company’s financial officers, the Company’s internal auditor (if any) and the Company’s Outside Auditors. At each meeting of the Board of Directors, the Committee Chair or another member of the Committee shall report on the Committee proceedings and the actions taken by the Committee at the meeting or meetings of the Committee that took place subsequent to the previous Board meeting at which such a report was given. The Committee may, if it deems it appropriate, meet by telephone conference call and take action by unanimous written consent.

IV.    OUTSIDE ADVISORS AND INVESTIGATORY POWERS OF THE COMMITTEE

A.    Retention of Advisors.

1.    Retention of and Reliance on Advisors.    The Committee shall have authority to retain such accounting, legal and other advisors, consultants and experts as the Committee, in its sole discretion, may deem necessary or appropriate in connection with the performance of its responsibilities. The Committee shall be entitled to rely on the advice provided by those advisors, consultants and experts, without independent verification, provided that such reliance was reasonable under the circumstances prevailing at the time such advice was rendered.

2.    Advisors’ Compensation.    The Audit Committee shall have sole authority to determine and approve the compensation that shall be paid to and the other terms of retention of such advisors and experts. The Company shall be responsible for paying and shall pay such compensation.

B.    Investigatory Powers.

The Audit Committee shall have the authority to conduct any investigation as it deems appropriate to the fulfillment by it of its responsibilities. Additionally, the Committee shall have direct access to the Company’s independent accountants and outside counsel, as well as any officers or employees of the Company, as the Committee deems to be appropriate or desirable. The Committee also has the authority to retain, at the Company’s expense, special legal, accounting, or other consultants or experts as it deems, in its discretion, to be necessary or appropriate in connection with the exercise of its investigatory powers and authority.

V.    AUDIT COMMITTEE AUTHORITY AND RESPONSIBILITIES

A.    Matters Pertaining to the Company’s Outside Auditors.

The Committee shall have the powers and authority, and certain specific responsibilities, relating to the Company’s Outside Auditors as set forth below. Unless otherwise stated, any such powers or authority conferred by this Charter on the Audit Committee shall be exercised solely by the Audit Committee.

1.    Selection and Removal of Outside Auditors.    The Committee shall select and appoint and, if it deems appropriate in its sole discretion, to remove or terminate and replace the Company’s Outside Auditors.

2.    Determination of Accountant Compensation.    The Committee shall have the authority to approve the compensation to be paid and the other terms of engagement of the Outside Auditors.

3.    Pre-Approval of Engagements.    The Committee shall have the authority, and also the responsibility, to pre-approve all audit and non-audit engagements by the Company of the Outside Auditors, which authority and responsibility may be delegated by the Committee to one or more of its members, provided that the pre-approval decision, and the information on which that decision was based, are presented to the Audit Committee at its next regularly scheduled meeting for the Committee’s consideration and approval.

4.    Evaluation and Determination of Independence.    The Committee shall have the authority, and the responsibility, to evaluate and make all determinations with respect to the independence of the Outside Auditors and, in that connection,

•	to conduct a review of non audit-related services provided by and related fees charged by the Outside Auditors;

•	to obtain a formal written statement, consistent with Independence Standards Board Standard No. 1, from the Outside Auditors delineating any and all relationships between the Outside Auditors and the Company;

•	to engage in an active dialogue with the Outside Auditors regarding matters that might reasonably be expected to affect their objectivity or independence; and

•	to take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the Outside Auditors.

5.    Review of Certain Matters Involving the Outside Auditors.    The Committee shall have the authority to obtain and review, as it deems appropriate, a report by the Outside Auditors describing (a) their internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review or peer review of the Outside Auditors, and (c) any issues raised by any inquiry or investigation by governmental or professional authorities which occurred within the preceding five years respecting one or more independent audits carried out by the Outside Auditors and any steps taken to deal with any such issues. The Outside Auditors shall be expected to cooperate fully with the Committee with respect to these matters.

6.    Hiring Policies.    The Committee shall have the authority to set clear and unambiguous Company policies with respect to the hiring and employment of employees and former employees of the Outside Auditors that shall comply with all applicable SEC and AMEX requirements.

7.    Certain Communications.    The Committee shall have the authority and responsibility to discuss with the Outside Auditors the matters required to be communicated to audit committees in accordance with AICPA SAS 61.

B.    Matters Pertaining to the Company’s Financial Statements.

The Committee shall:

1.    Annual Audit Plan.    Meet with the Company’s Outside Auditors and financial management to review the annual audit plan and discuss with them such matters as the scope of and general approach to be taken with respect to the audit, the staffing requirements for the audit, the locations where the audit will be conducted, and the extent to which the Outside Auditors will rely on management in connection with the annual audit.

2.    Accounting Standards and Policies.    Review and discuss with the Company’s management and Outside Auditors the Company’s financial reporting and accounting standards, and accounting principles; any proposed significant changes in such standards or principles; and the application of such standards or principles to, and the key accounting decisions which affect, the Company’s financial statements, including alternatives to and the rationale for the decisions made.

3.    Disagreements between Management and the Outside Auditors.    Review with the Outside Auditors any disagreements they may have with management or any problems or difficulties encountered in connection with their financial statement audits or reviews.

4.    Risk Management Policies.    Discuss with the Company’s management and the Outside Auditors, as appropriate, the Company’s risk assessment and risk management policies, including the Company’s major financial risk exposure(s) and the steps taken by management to monitor and mitigate such exposure(s).

5.    Legal and Compliance Matters Affecting Financial Statements.    Review with the Company’s outside counsel and Outside Auditors (a) legal matters that may have a material impact on the financial statements, (b) accounting or compliance policies, and (c) any reports or inquiries received from regulatory or other governmental agencies or from Company employees that raise material issues regarding the Company’s financial statements or the Company’s accounting or compliance policies.

6.    Conduct and Result of Annual Audit.    Discuss the results of each annual audit of the Company’s financial statements with the Outside Auditors, prior to Company’s public announcement of fiscal year operating results.

7.    Earnings Releases.    Review with management and, if the Committee deems it to be appropriate, with the Outside Auditors and outside legal counsel, the Company’s earnings press releases, including a review of any “pro-forma” or “adjusted” non-GAAP information or non-GAAP measures and the disclosures relating thereto to be included in any earnings press releases and any proposed Regulation FD disclosures, including forward looking financial information, forecasts or projections or earnings guidance to be included therein.

8.    Annual Report on Form 10-K.    Review with management and the Outside Auditors the Company’s annual audited financial statements to be included in the Company’s Annual Report on Form 10-K, including (a) the Company’s disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations, (b) significant issues and judgments regarding accounting and auditing principles and practices, and (c) the effect of accounting rules changes and initiatives on the Company’s financial statements.

9.    Inclusion of Financial Statements in Annual Report on Form 10-K.    Recommend to the Board of Directors whether the Company’s annual audited financial statements should be included in the Company’s Annual Report on Form 10-K to be filed with the SEC.

10.    Quarterly Financial Statement Reviews.    Review and discuss with management and the Outside Auditors the Company’s quarterly financial statements prior to filing any Quarterly Report on Form 10-Q containing such financial statements, including (a) the results of the independent accountant’s review of the quarterly financial statements, and (b) the Company’s disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations to be included in such Quarterly Reports.

C.    Other Matters Within the Committee’s Authority.

The Committee also shall:

1.    Discussions Regarding Internal Controls and Disclosure Controls.    Discuss with the Chief Executive Officer and the Chief Financial Officer, and such others officers or employees or outside consultants as the Committee deems appropriate, the adequacy and effectiveness of the Company’s (a) internal controls, including any significant deficiencies or significant changes in such controls and (b) disclosure controls and procedures.

2.    Whistleblower Procedures.    Establish, or cause to be established, procedures (i) by which Company employees shall be able to submit, anonymously, to the Audit Committee any concerns they may have regarding accounting or auditing matters and (ii) for the receipt, retention and treatment of those submissions and any complaints received with respect to accounting, internal accounting controls or auditing matters.

3.    Governance Reviews.    Review and investigate any matters pertaining to the integrity of management or other Company employees, including conflicts of interest and/or adherence to standards of business conduct, as required by the policies of the Company and, in connection with these reviews, the Committee shall meet with the Company’s outside counsel, officers or employees or any outside consultants as the Committee deems appropriate.

4.    Code of Business Conduct.    Approve a Code of Business Conduct for management of the Company and its Subsidiaries and review management’s compliance with that Code.

5.    Certain Proxy Statement Disclosures.    So long as may be required by SEC rules, cause the proxy statement for each year’s Annual Meeting of the Company to include a report of the Audit Committee and required disclosures with respect to the Audit Committee Charter.

6.    Other Activities.

(a)    Perform any other activities consistent with this Charter, the Company’s Bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

(b)    Maintain minutes of Committee meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

7.    Review of Charter.    Review, at least annually, the adequacy of this Charter, as well as any Committee policies and procedures, and recommend proposed changes to the Board.

8.    Review of Committee Performance.    Review and evaluate, at least annually, the performance of the Audit Committee and its members.

D.    Certain Responsibilities of Management.

The Company’s Chief Executive Officer and Chief Financial Officer shall:

1.    Provide to the Committee such assistance as it may request from time to time, including arranging for other members of management to meet with the Committee in executive session.

2.    Advise the Committee of any concerns or issues either of them may have with respect to any accounting matters or with respect to the performance of the Outside Auditors.

3.    Arrange for funding as may be required by the Committee to perform its responsibilities.

VI.    NATURE OF AND LIMITATIONS ON THE RESPONSIBILITIES OF THE COMMITTEE

The Audit Committee’s duty is one of oversight. It is not the responsibility of the Committee to prepare or to plan or conduct audits of the Company’s annual financial statements or reviews of the Company’s interim financial statements or to determine that such financial statements are complete or accurate or have been prepared in conformity with generally accepted accounting principles as in effect in the United States of America or the applicable rules and regulations of the SEC as they relate to such financial statements. These are the responsibilities of the Company’s management and the Company’s Outside Auditors. Accordingly, the members of the Audit Committee may rely without independent verification, on the information provided to them and on the representations made to them by management and the Company’s Outside Accountants. Additionally, it is not the responsibility of the Audit Committee to make any independent determinations as to whether management is maintaining appropriate accounting and financial reporting principles or appropriate internal controls and procedures that are designed to assure compliance with accounting standards and applicable laws and regulations or that the Company’s Outside Auditors are in fact independent as to the Company.

VII.    ADOPTION OF AMENDED AND RESTATED CHARTER

This Amended and Restated Audit Committee Charter was approved and adopted by the Audit Committee and the Board of Directors of The Coast Distribution System, Inc. and became effective on May 25, 2004.

PROXY

THE COAST DISTRIBUTION SYSTEM, INC.

2004 ANNUAL MEETING OF STOCKHOLDERS — AUGUST 25, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby revokes all previously granted proxies and appoints Thomas R. McGuire and John W. Casey, and each of them, individually, as attorneys and Proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote, as designated on the other side of this Proxy, all shares of common stock of The Coast Distribution System, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company’s Executive Offices, 350 Woodview Avenue, Morgan Hill, California, at 10:00 A.M. (Pacific Time) on Wednesday, August 25, 2004, and at any postponements or adjournments thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS

PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

Ú    DETACH PROXY CARD HERE    Ú

THE DIRECTORS RECOMMEND A VOTE “FOR” PROPOSAL NO. 1

1. Proposal No. 1.	Election of Class I Directors:

☐ FOR THE NOMINEES LISTED BELOW	☐ WITHHOLD AUTHORITY (to vote for the nominees listed below)

Robert S. Throop and Leonard P. Danna

(To withhold authority for any individual Nominee, please write his name in the space provided above)

2.	IN THEIR DISCRETION, UPON OTHER BUSINESS WHICH PROPERLY COMES BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER ABOVE. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED “FOR” THE ELECTION, AS DIRECTORS, OF THE ABOVE NAMED NOMINEES. THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO CUMULATE VOTES FOR ANY AND ALL OF THE NOMINEES FOR ELECTION OF DIRECTORS FOR WHICH AUTHORITY TO VOTE HAS NOT BEEN WITHHELD AND TO VOTE ON ALL OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING.

Date:                                                                     2004

Signature

Signature if held jointly

    Please sign your name exactly as it appears hereon. Executors, administrators, guardians, officers of corporations, and others signing in fiduciary capacity should state their full titles as such.